Exhibit 10.1

EXECUTION COPY

CAREFUSION CORPORATION

PURCHASE AGREEMENT

July 14, 2009

To the Representatives named

in Schedule I hereto of

the Initial Purchasers named in

Schedule II hereto

Ladies and Gentlemen:

CareFusion Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers named in Schedule II hereto (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in Schedule II of $250 million aggregate principal amount of the Company’s 4.125% Notes due 2012 (the “2012 Notes”), $450 million aggregate principal amount of the Company’s 5.125% Notes due 2014 (the “2014 Notes”) and $700 million aggregate principal amount of the Company’s 6.375% Notes due 2019 (the “2019 Notes” and, together with the 2012 Notes and the 2014 Notes, the “Securities”). Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC (collectively, the “Representatives”) have agreed to act as the representatives of the several Initial Purchasers in connection with the offering and sale of the Securities.

The Securities will be issued pursuant to an indenture, to be dated as of July 21, 2009 (the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (or any successor thereto, the “Trustee”), as supplemented by the first supplemental indenture, to be dated as of July 21, 2009 (the “First Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”). The Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined below) (the “DTC Agreement”), among the Company, the Trustee and the Depositary.

The Securities are being offered and sold in connection with the distribution of at least 80.1% of the outstanding common stock, par value $0.01, of the Company to shareholders of Cardinal Health, Inc., an Ohio corporation (“Cardinal Health”) (the “Separation Transaction”), pursuant to a separation agreement, among the Company and Cardinal Health (the “Separation Agreement,” and, together with the other agreements identified on Annex A hereto, the “Separation Documents”).

All of the net proceeds from the issuance of the Securities (net of initial purchasers’ discount) as provided in this Agreement (together with any interest accruing thereon pursuant to the terms of the Escrow Agreement (as defined below), the “Escrowed Funds”) will be deposited into an escrow account (the “Escrow Account”) under an escrow agreement, to be dated the Closing Date between the Company and Deutsche Bank Trust Company Americas, as escrow agent, in the form attached hereto as Exhibit A (the “Escrow Agreement”).

1

If the Separation Transaction has been consummated and other conditions are satisfied, the Escrowed Funds will be released to the Company from the Escrow Account. If the Separation Transaction has not been consummated prior to 2:00 p.m. (New York City time) on November 1, 2009, or if Cardinal Health publicly announces that it has determined to abandon the Separation Transaction prior to such time, the Escrowed Funds will be used to redeem all of the Securities as provided under Section 3.1 of the First Supplemental Indenture. The time and date of the release of the Escrowed Funds from the Escrow Account is referred to herein as the “Escrow Release Date” and the period commencing on the Closing Date and ending on the Escrow Release Date is referred to herein as the “Escrow Period”.

The holders of the Securities will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Company and the Initial Purchasers, pursuant to which the Company will agree to file with the Securities and Exchange Commission (the “Commission”), under the circumstances set forth therein, (i) a registration statement under the Securities Act of 1933, as amended (the “Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) relating to other series of debt securities of the Company with terms substantially identical to the Securities (the “Exchange Securities”) to be offered in exchange for the Securities (the “Exchange Offer”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Act relating to the resale by certain holders of the Securities, and in each case, to use its reasonable best efforts to cause such registration statements to be declared effective.

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Time of Sale Information (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) at any time after the time this Agreement is executed by the parties hereto (the “Time of Execution”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Commission under the Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Act or if an exemption from the registration requirements of the Act is available (including the exemptions afforded by Rule 144A under the Act (“Rule 144A”) or Regulation S under the Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated July 14, 2009 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated July 14, 2009 (the “Pricing Supplement”) attached hereto as Schedule III, describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Time of Sale Information.” Promptly after the Time of Execution, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”). Any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act, is hereinafter referred to as a “Company Supplemental Disclosure Document”.

2

1. Representations and Warranties. The Company hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof, as of the Time of Sale (as defined below) and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Time of Sale Information in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of the representations and warranties made as of the Closing Date):

(a) Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) None of the Company, its affiliates (as such term is defined in Rule 501 under the Act) (each, an “Affiliate”) or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Act. None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Act (“Rule 502”). With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company, its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c) The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities of the Company listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or quoted in a U.S. automated interdealer quotation system.

3

(d) As of its date, the Preliminary Offering Memorandum did not, at or prior to the time when sales of the Securities were first made at 4:00 p.m. (New York City Time) (the “Time of Sale”), the Time of Sale Information did not, and as of its date and the Closing Date, the Final Offering Memorandum, did not or will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranties as to the information contained in or omitted from the Preliminary Offering Memorandum, the Time of Sale Information or the Final Offering Memorandum in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Initial Purchaser through the Representatives specifically for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Final Offering Memorandum. No statement of material fact to be included in the Final Offering Memorandum has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Final Offering Memorandum will be omitted therefrom. The Time of Sale Information contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. Each Company Supplemental Disclosure Document listed on Schedule IV hereto does not conflict with the information contained in the Preliminary Offering Memorandum, the Time of Sale Information or the Final Offering Memorandum and each such Company Supplemental Disclosure Document, as supplemented by and taken together with the Time of Sale Information as of the Time of Sale, did not or will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranties as to the information contained in or omitted from any Company Supplemental Disclosure Document in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Initial Purchaser through the Representatives specifically for use in the Company Supplemental Disclosure Document. The Company has not distributed and will not distribute, prior to the later of (x) the Closing Date and (y) the completion of the Initial Purchasers’ distribution of the Securities (notice of which shall be given to the Company by the Initial Purchasers if occurring after the Closing Date), any offering material in connection with the offering and sale of the Securities other than the Time of Sale Information, any Company Supplemental Disclosure Document listed on Schedule IV hereto, the Final Offering Memorandum or any amendment or supplement to or of the Final Offering Memorandum.

(e) The financial statements and the related notes thereto included in the Time of Sale Information and the Final Offering Memorandum comply in all material respects with the applicable requirements of the Act and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Time of Sale Information and the

4

Final Offering Memorandum present fairly the information required to be stated therein; and the other financial and statistical information included in the Time of Sale Information and the Final Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby. All pro forma financial statements or data included in the Time of Sale Information and the Final Offering Memorandum comply with the requirements of the Act (assuming the Time of Sale Information and the Final Offering Memorandum were a prospectus included in a registration statement under the Act) and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. Assuming the Time of Sale Information and the Final Offering Memorandum were a prospectus included in a registration statement under the Act, there are no financial statements (historical or pro forma) that are required to be included in the Time of Sale Information or the Final Offering Memorandum that are not included as required.

(f) Since the date of the most recent financial statements included in the Time of Sale Information and the Final Offering Memorandum, there has been no material adverse change, or development involving a prospective material adverse change, in the financial condition, earnings, business, properties or results of operations of the Company and its subsidiaries on a consolidated basis, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Information and the Final Offering Memorandum.

(g) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with the corporate power and authority to own and hold under lease its properties and conduct its business as described in the Time of Sale Information and the Final Offering Memorandum and holds all material licenses and is duly qualified to conduct the business in which it is engaged in each jurisdiction or place where the conduct of its business requires such licenses or qualification, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(h) Immediately following the Separation Transaction, each of the Company’s significant subsidiaries (as defined in Rule 405 under the Act (“Rule 405”)) will be duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with the power and authority (corporate and other) to own and hold under lease its properties and to conduct its business as described in the Time of Sale Information and the Final Offering Memorandum and will hold all material licenses and will be duly qualified to conduct the business in which it is engaged in each jurisdiction or place where the conduct of its business requires such licenses or qualification, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect.

5

(i) Immediately following the Separation Transaction, the Company will have an authorized capitalization as set forth in each of the Time of Sale Information and the Final Offering Memorandum under the heading “Capitalization”; all of the issued and outstanding shares of capital stock or other equity interests of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned directly or indirectly by Cardinal Health, free and clear of any material lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party; and, immediately following the Separation Transaction, all of the outstanding shares of capital stock or other equity interests of each subsidiary of the Company will be duly and validly authorized and issued, will be fully paid and non-assessable, and, assuming the consummation of the Separation Transaction, will be owned directly or indirectly by the Company, free and clear of any material lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(j) The Indenture has been duly and validly authorized, and when duly executed and delivered by the Company and, assuming due execution and delivery by the Trustee, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to the applicability of general principles of equity. The Indenture will conform in all material respects to the description thereof in the Time of Sale Information and the Final Offering Memorandum.

(k) The Securities have been duly and validly authorized and, when duly executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to you against payment therefor in accordance with the terms of this Agreement, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to the applicability of general principles of equity. The Exchange Securities have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting enforcement of creditors’ rights generally and subject to the applicability of general principles of equity and will be entitled to the benefits of the Indenture provided for therein. The Securities and the Exchange Securities will conform in all material respects to the description thereof in the Time of Sale Information and the Final Offering Memorandum.

(l) There (i) are no legal or governmental proceedings pending, or, to the knowledge of the Company, threatened that would be required to be described in the Time of Sale Information or the Final Offering Memorandum which are not described as

6

required, and (ii) is no contract or document of a character required to be described in the Time of Sale Information or the Final Offering Memorandum that would need to be described if, for both clauses (i) and (ii) above, the Time of Sale Information and the Final Offering Memorandum were a prospectus included in a registration statement under the Act.

(m) Neither the Company nor any of its subsidiaries (after giving effect to the Separation Transaction with respect to the subsidiaries) is in breach or violation of, or default under (i) its charter or by-laws, (ii) any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their property is bound or (iii) any law, administrative regulation or court decree applicable to the Company or any of its subsidiaries, except, with respect to clauses (ii) and (iii) above, where any such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect. The issue and sale of the Securities and the Exchange Securities, the execution and delivery of the Securities, this Agreement, the Escrow Agreement, the Indenture, the Registration Rights Agreement and the DTC Agreement, the performance of the obligations of the Company set forth herein and therein, and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach or violation of, or default under, (x) the charter or by-laws of the Company or any of its subsidiaries (after giving effect to the Separation Transaction with respect to the subsidiaries), (y) any agreement, indenture or other instrument to which the Company or any of its subsidiaries (after giving effect to the Separation Transaction with respect to the subsidiaries) is a party or by which any of them or any of their property is bound, or (z) any law, administrative regulation or court decree applicable to the Company or any of its subsidiaries (after giving effect to the Separation Transaction with respect to the subsidiaries), except, with respect to clauses (y) and (z) above, where any such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect and except where such a breach or default would not have a Material Adverse Effect on the ability of the Company to perform its obligations under this Agreement, the Escrow Agreement, the Indenture, the Registration Rights Agreement, the DTC Agreement and the Securities.

(n) Neither the execution and delivery of this Agreement, the Indenture, the Escrow Agreement, the Registration Rights Agreement or the DTC Agreement nor the fulfillment of the terms herein set forth and the consummation of the transactions herein contemplated require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as have been obtained under the Act or such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers).

(o) This Agreement has been duly authorized, executed and delivered by the Company.

(p) Each of the Registration Rights Agreement, the Escrow Agreement and the DTC Agreement has been duly and validly authorized, and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and legally

7

binding agreement of, the Company and, in the case of the Registration Rights Agreement and the Escrow Agreement, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to applicability of general principles of equity and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law (including court decisions) or public policy. The Registration Rights Agreement and the Escrow Agreement will conform in all material respects to the descriptions thereof contained in the Time of Sale Information and the Final Offering Memorandum.

(q) Each Separation Document set forth in Annex A conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Final Offering Memorandum

(r) The Company is not, and after giving effect to the offering of the Securities and the Exchange Securities and the application of the proceeds thereof, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s) Ernst & Young LLP, which expressed its opinion with respect to the financial statements and supporting schedules included in the Time of Sale Information and the Final Offering Memorandum as described under “Experts”, is an independent registered public accounting firm with respect to the Company as required by the Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(t) The Company maintains, or as of the date that the Company becomes subject to the reporting requirements of Section 13(a) of the Exchange Act will maintain, an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executives and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals. The Company maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principals and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded

8

accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no material weaknesses or significant deficiencies in the Company’s internal controls, other than those significant deficiencies which have been disclosed to the Representatives and for which remediation plans have been implemented.

(u) The Company and its affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Act.

(v) The Company has full corporate power and authority to enter into the Separation Transaction and, as of the Escrow Release Date, all action required to be taken for the due and proper authorization of the Separation Transaction will have been duly and validly taken by the Company. As of the Escrow Release Date, each of the Separation Documents to which the Company will be a party will have been duly and validly authorized by the Company and will constitute, when duly executed and delivered in accordance with its terms by the Company, a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to the applicability of general principles of equity and except as rights to indemnification under the Separation Documents may be limited by applicable law (including court decisions) or public policy. The execution, delivery and performance by the Company of each of the Separation Documents to which it is (or will be) a party and the consummation of the transactions contemplated by the Separation Documents will not constitute the breach or violation of, or default under (i) its charter or by-laws, (ii) any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their property is bound or (iii) any law, administrative regulation or court decree applicable to the Company or any of its subsidiaries, except, with respect to clauses (ii) and (iii) above, where any such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect. The Separation Transaction (i) will not require any consent or approval or registration or filing with, or any other action by, any governmental authority, except such as have been (or will be prior to consummation of the Separation Transaction) obtained or made (or will be at the time of the consummation of the Separation Transaction) in full force and effect, (ii) will not violate the charter, by-laws or other organizational documents of Cardinal Health, (iii) will not violate any applicable law or regulation or any order of any governmental authority and (iv) will not violate in any material respect or result in a material default or a right to require a material payment under any material indenture, any other agreement

9

or other instrument binding upon Cardinal Health, or give rise to a right thereunder to require any material payment to be made by Cardinal Health, except in the case of clauses (i), (iii) and (iv) of this sentence (other than, in the case of clause (iv), with regard to any indentures and other material debt agreements) for any such violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the business or financial condition of Cardinal Health and its subsidiaries taken as a whole.

(w) The Company and its subsidiaries own, or have obtained valid licenses for, or other rights, consents or authorizations to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other intellectual property described in the Time of Sale Information and the Final Offering Memorandum as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted, except where the failure to own, license or have such rights, consents or authorizations would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”). Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) to the Company’s knowledge, there are no third parties who have established or, will be able to establish ownership rights to any Intellectual Property, except for third party owners of any Intellectual Property that the Company or any of its subsidiaries use pursuant to a license or other right, consent or authorization; (ii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property owned by the Company or any of its subsidiaries; (iii) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by third parties challenging the Company’s rights in or to any Intellectual Property; (iv) there is no pending, or to the Company’s knowledge, no threatened action, suit, proceeding or claim by third parties challenging the validity, enforceability or scope of any Intellectual Property owned by the Company or any of its subsidiaries; (v) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by third parties that the Company or any of its subsidiaries infringes or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other intellectual property rights of third parties; and (vi) the Company and its subsidiaries are in compliance with the terms of each agreement pursuant to which Intellectual Property is currently licensed to the Company or any of its subsidiaries, and all such agreements are in full force and effect.

(x) Immediately following the Separation Transaction, no subsidiary of the Company will be prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Time of Sale Information and the Final Offering Memorandum.

(y) The Company acknowledges that, in accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information

10

that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

2. Purchase and Sale.

(a) Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of the Securities set forth opposite such Initial Purchaser’s name in Schedule II hereto.

(b) Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that it is a “qualified institutional buyer” within the meaning of Rule 144A (a “QIB”).

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at the location, date and time specified in Schedule I hereto (or such later date not later than five Business Days (as hereinafter defined) after such specified date as the Representatives and the Company shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to the Escrow Account by wire transfer in same day funds or as otherwise agreed by the Company and the Representatives. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than one full Business Day in advance of the Closing Date. The term “Business Day” means each day which is neither a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law or executive order to be closed.

The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the Business Day prior to the Closing Date.

4. Certain Agreements of the Company. The Company agrees with the several Initial Purchasers that:

(a) Prior to the later of (i) termination of the offering of the Securities as determined by the Representatives and as evidenced by written notice thereof to the Company from the Representatives or (ii) the Closing Date, the Company will not amend or supplement the Final Offering Memorandum and will not use any other written materials to solicit offers in the offering, unless, in each case, the Company has furnished the Representatives a copy for the Representatives’ review and the Representatives have consented to such amendment or supplement or the use of such materials, such consent not to be unreasonably withheld.

11

(b) (i) If prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers if occurring after the Closing Date, any event occurs as a result of which the Final Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Offering Memorandum, the Company will promptly notify the Initial Purchasers thereof and promptly prepare an amendment or supplement which will correct such statement or omission, and (ii) if at any time prior to the Closing Date, any event occurs as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly notify the Initial Purchasers thereof and promptly prepare and furnish to the Initial Purchasers and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information which will correct such statement or omission or which will effect such compliance.

(c) The Company will advise the Representatives promptly, and confirm such advice in writing, of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information or the Final Offering Memorandum or any other written materials or, to the Company’s knowledge, the initiation or threatening of any proceeding for that purpose.

(d) The Company shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions reasonably designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) The Company will furnish to the Representatives and counsel for the Initial Purchasers, without charge, copies of the Time of Sale Information (including exhibits thereto) and each amendment thereto and as many copies of the Final Offering Memorandum and any amendments thereof and supplements thereto as the Representatives may reasonably request. The Company will pay the expenses of printing all documents relating to the offering unless otherwise agreed with the Representatives.

12

(f) Until the Business Day following the Closing Date, the Company will not, without the prior consent of the Representatives, offer, sell, contract to sell, or otherwise dispose of any debt securities of the Company which mature more than one year following the Closing Date and which are substantially similar to the Securities.

(g) The Company will not, and will cause its affiliates not to, make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(h) Until the expiration of one year after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Act (“Rule 144”)) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(i) While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act.

(j) The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through the Depositary Trust Company.

(k) In connection with the offering and sale of Securities, neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to or that could be reasonable be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(l) Each certificate for a Security will bear the applicable legend contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

5. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, at the Time of Sale and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Company shall have furnished to the Representatives the opinion and negative assurance letter of Weil, Gotshal & Manges LLP, counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit B hereto.

13

(b) The Company shall have furnished to the Representatives the opinion of Joan Stafslien, General Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit C hereto.

(c) The Representatives shall have received from Dewey & LeBoeuf LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Exchange Securities, the Registration Rights Agreement, the Escrow Agreement, the Time of Sale Information, the Final Offering Memorandum and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Representatives a certificate of the Company signed by the Chief Executive Officer and the Chief Financial Officer of the Company dated the Closing Date, to the effect that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

(ii) since the date of the most recent financial statements included in the Time of Sale Information and the Final Offering Memorandum, there has been no material adverse change, or development involving a prospective material adverse change, in the financial condition, earnings, business, management, properties or results of operations of the Company and its subsidiaries on a consolidated basis, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Information and the Final Offering Memorandum.

(e) On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representatives letters, dated respectively as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained in the Time of Sale Information and the Final Offering Memorandum; provided, that the letter delivered on the Closing Date shall use a “cut-off” date no more than three Business Days prior to the Closing Date.

14

(f) Subsequent to the respective dates as of which information is given in the Time of Sale Information (exclusive of any supplement thereto) and the Final Offering Memorandum (exclusive of any supplement thereto) and prior to the Closing Date, there shall not have been any change, or any development involving a prospective change, in or affecting the financial condition, business, management, properties or results of operations of the Company and its subsidiaries on a consolidated basis, the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impractical to proceed with the offering or the delivery of the Securities as contemplated by the Time of Sale Information and the Final Offering Memorandum.

(g) Subsequent to the execution of this Agreement and prior to the Closing Date, there shall not have been any downgrading in the ratings of any of the Company’s debt securities, by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement by any such organization that it has under surveillance or review with possible negative implications, its rating of any of the Company’s debt securities (or proposed rating of the Securities).

(h) The Company shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

(i) On or prior to the Closing Date, the Company shall deposit or cause to be deposited into the Escrow Account with the Escrow Agent, by wire transfer in immediately available funds, cash in the amount of not less than $1,435,666,667.

(j) On the date of this Agreement, the Initial Purchasers shall have received a counterpart of a letter agreement dated the date of this Agreement in the form of Exhibit D hereto, that shall have been executed and delivered by a duly authorized officer of Cardinal Health.

(k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 5 shall not have been fulfilled to the reasonable satisfaction of the Representatives when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be to the reasonable satisfaction of the Representatives and their counsel, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company by telephone or in the manner described in Section 14 hereof.

6. Expenses. (a) The Company covenants and agrees with the Representatives that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Exchange Securities under the Act and all other expenses in connection with the preparation and printing of the Time of Sale Information and the Final Offering Memorandum and amendments

15

and supplements thereto and the mailing and delivery of copies thereof to the Initial Purchasers and dealers; (ii) the cost of printing this Agreement, the Indenture, the Registration Rights Agreement, the DTC Agreement, any blue sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the Representatives in connection with such qualification and in connection with any blue sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities or the Exchange Securities; (v) the cost of preparing the Securities or the Exchange Securities; (vi) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities; (vii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company of its other obligations under this Agreement; (viii) the fees and expenses of the Escrow Agent and any paying agent and the related fees and expenses of any counsel to such parties; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, the Representatives will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any post-closing advertising expenses connected with the Securities or the Exchange Securities.

7. Reimbursement of Initial Purchasers’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally upon demand for all reasonable and detailed out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Offer, Sale and Resale Procedures. Each of the Initial Purchasers (with respect to Sections 8(a), (b) and (c) below), on the one hand, and the Company, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be QIBs or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex B hereto, which Annex B is hereby expressly made a part hereof.

(b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502) will be used in the United States in connection with the offering of the Securities.

16

(c) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each Initial Purchaser severally represents, warrants and agrees that, with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the Securities to the public in that Relevant Member State except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Securities to the public in that Relevant Member State:

(i) in the period beginning on the date of publication of a prospectus in relation to those Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

(ii) at any time to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(iii) at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(iv) at any time in any other circumstances which do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(d) Each certificate for a Security will bear the applicable legend set forth in the Final Offering Memorandum under the caption “Notice to Investors” for the time period and upon the other terms stated in the Final Offering Memorandum.

17

(e) The Initial Purchasers shall be permitted to convey to purchasers one or more term sheets relating to the Securities containing customary information.

9. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Time of Sale Information or any Company Supplemental Disclosure Document, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them as such expenses are incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through the Representatives specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors and each person who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for use in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have.

(c) Promptly after receipt by an indemnified party under Sections 9(a) or (b) hereof of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under Sections 9(a) and (b) hereof except to the extent that the indemnifying party is materially prejudiced by such omission through the forfeiture of substantial claims or defenses. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the

18

indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel (which shall not be unreasonably withheld or delayed), the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel (in addition to any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify the indemnified parties against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or

19

liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Final Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount of total underwriting discounts and commissions actually received by it under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

10. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser or Initial Purchasers hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Initial Purchaser or Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Final Offering Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company and any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

20

11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in any securities of the Company shall have been suspended or materially limited by the Commission or the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange, American Stock Exchange or The Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared either by Federal or state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to offer, sell or deliver the Securities.

12. No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of the Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person affiliated with the Company. Additionally, in connection with the offering of the Securities, neither the Representatives nor any other Initial Purchaser is advising the Company or any other person affiliated with the Company as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchasers of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Company. The Company agrees that it will not claim that the Initial Purchasers, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

13. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6, 7 and 9 hereof shall survive the termination or cancellation of this Agreement.

14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telexed and confirmed to it, at the addresses specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telexed and confirmed to it at 3750 Torrey View Court, San Diego, California 92130, Attention: General Counsel.

21

15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of the Securities from any of the Initial Purchasers.

16. Submission to Jurisdiction. Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against any Initial Purchaser or any indemnified party. Each Initial Purchaser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

17. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

22

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

Very truly yours,

CAREFUSION CORPORATION

/s/ Edward Borkowski
By:	Edward Borkowski
Title:	Chief Financial Officer

The foregoing Agreement is

hereby confirmed and accepted

as of the date first specified above

DEUTSCHE BANK SECURITIES INC.

/s/ Marc Fratepietro
By:	Marc Fratepietro
Title:	Managing Director

/s/ John McCabe
By:	John McCabe
Title:	Director

GOLDMAN, SACHS & CO.

/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

UBS SECURITIES LLC

/s/ John Doherty
By:	John Doherty
Title:	Managing Director

/s/ Michael Kochis
By:	Michael Kochis
Title:	Associate Director

For themselves and the other

several Initial Purchasers named in

Schedule II to this Agreement.

SCHEDULE I

Representatives (including address for notice):

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Goldman, Sachs & Co.

One New York Plaza, 42nd Floor

New York, New York 10004 Attention: Registration Department

UBS Securities LLC

677 Washington Boulevard

Stamford, Connecticut 06901

Attention: Fixed Income Syndicate

Title and Purchase Price of the Securities:

Title:	4.125% Notes due 2012

Principal Amount and Currency:	$250,000,000

Issue Price:	$248,277,500 (99.311% of Principal Amount)

Initial Purchasers’ Discount:	$1,125,000 (0.450% of Principal Amount)

Purchase Price:	$247,152,500 (98.861% of Principal Amount)

Title:	5.125% Notes due 2014

Principal Amount and Currency:	$450,000,000

Issue Price:	$445,383,000 (98.974% of Principal Amount)

Initial Purchasers’ Discount:	$2,700,000 (0.600% of Principal Amount)

Purchase Price:	$442,683,000 (98.374% of Principal Amount)

Title:	6.375% Notes due 2019

Principal Amount and Currency:	$700,000,000

Issue Price:	$688,506,000 (98.358% of Principal Amount)

Initial Purchasers’ Discount:	$4,550,000 (0.650% of Principal Amount)

Purchase Price:	$683,956,000 (97.708% of Principal Amount)

Closing Date, Time and Location:

July 21, 2009 at 10:00 a.m.

Dewey & LeBoeuf LLP

1301 Avenue of the Americas

New York, New York 10019

Day Count:	2012 Notes – 30/360 2014 Notes – 30/360 2019 Notes – 30/360

SCHEDULE II

Initial Purchasers

Initial Purchasers	Principal Amount of 2012 Notes to Be Purchased	Principal Amount of 2014 Notes to Be Purchased	Principal Amount of 2019 Notes to Be Purchased
Deutsche Bank Securities Inc.	$27,800,000	$50,000,000	$77,840,000
Goldman, Sachs & Co.	$27,775,000	$50,000,000	$77,770,000
UBS Securities LLC	$27,775,000	$50,000,000	$77,770,000
Banc of America Securities LLC	$27,775,000	$50,000,000	$77,770,000
Barclays Capital Inc.	$27,775,000	$50,000,000	$77,770,000
J.P. Morgan Securities Inc.	$27,775,000	$50,000,000	$77,770,000
Morgan Stanley & Co. Incorporated	$27,775,000	$50,000,000	$77,770,000
RBS Securities Inc.	$27,775,000	$50,000,000	$77,770,000
SunTrust Robinson Humphrey, Inc.	$27,775,000	$50,000,000	$77,770,000

Total	$250,000,000	$450,000,000	$700,000,000

SCHEDULE III

Pricing Supplement

	4.125% Notes due 2012	5.125% Notes due 2014	6.375% Notes due 2019
Issuer:	CareFusion Corporation	CareFusion Corporation	CareFusion Corporation

Principal Amount:	$250,000,000	$450,000,000	$700,000,000

Title of Securities:	4.125% Notes due 2012	5.125% Notes due 2014	6.375% Notes due 2019

Final Maturity Date:	August 1, 2012	August 1, 2014	August 1, 2019

Issue Price:	99.311% of face amount	98.974% of face amount	98.358% of face amount

Benchmark Treasury:	1.500% due July 15, 2012	2.625% due June 30, 2014	3.125% due May 15, 2009

Benchmark Treasury Price and Yield:	100-0+; 1.495%	101.07; 2.360%	97.03; 3.476%

Spread to Benchmark Treasury:	+287.5 basis points	+300 basis points	+312.5 basis points

Yield to Maturity:	4.370%	5.360%	6.601%

Interest Rate:	4.125%	5.125%	6.375%

Interest Payment Dates:	August 1 and February 1 of each year

First Interest Payment Date:	February 1, 2010 for each series of notes

Expected Ratings for Each Series of Notes

S&P:	BBB-

Moody’s:	Baa3

Fitch:	BBB

Optional Redemption Provision:

The notes will be redeemable, for each series of notes, in whole or, from time to time, in part, at the Issuer’s option at any time, at a redemption price equal to the greater of:

(1) 100% of the principal amount of the notes to be redeemed, and

(2) the sum of the remaining scheduled payments of principal and interest in respect of the notes being redeemed (not including any portion of the payments of interest accrued as of the date of redemption) discounted to its present value, on a semi-annual basis (assuming a 360-day year of twelve 30-day months), at the adjusted treasury rate plus 45 basis points with respect to the 2012 notes, 45 basis points with respect to the 2014 notes and 50 basis points with respect to the 2019 notes, plus, in each case, accrued and unpaid interest to the date of redemption.

Special Mandatory Redemption Provision:	The Issuer will pay a redemption price of 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest, to the note holders of each series if Cardinal Health, Inc. makes an abandonment announcement in regards to the separation of the Issuer and Cardinal Health or if the separation from Cardinal Health is not consummated prior to 2:00 p.m. (New York City time) on November 1, 2009.

Escrow	Upon the closing of this offering, the Issuer will deposit with an escrow agent the net proceeds of this offering (net of initial purchasers’ discounts but before other expenses), plus an amount sufficient to satisfy the Issuer’s special redemption obligations described above.

Trade Date for Each Series of Notes:	July 14, 2009

Settlement Date for Each Series of Notes:	T+ 5; July 21, 2009

144A CUSIP	14170T AC5	14170T AE1	14170T AA9

ISIN	US14170TAC53	US14170TAE10	US14170TAA97

Reg. S CUSIP	U14158 AB2	U14158 AC0	U14158 AA4

ISIN	USU14158AB27	USU14158AC00	USU14158AA44

Registered CUSIP	14170T AD3	14170T AF8	14170T AB7

ISIN	US14170TAD37	US14170TAF84	US14170TAB70

Joint Book-Running Managers

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

UBS Securities LLC

Banc of America Securities LLC

Barclays Capital Inc.

J.P. Morgan Securities Inc.

Morgan Stanley & Co. Incorporated

RBS Securities Inc.

SunTrust Robinson Humphrey, Inc.

The securities discussed in the attached document have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other securities laws, and are offered only (i) to institutional investors which are qualified institutional buyers (as defined in Rule 144A under the Securities Act) or (ii) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, or (iii) in other transactions exempt from registration under the Securities Act and, in each case, in compliance with applicable securities laws.

This information is not to be shown or given to any person other than the recipient, and is not to be forwarded to any other person, copied or otherwise reproduced or distributed to any other person in any manner whatsoever. Failure to comply with this directive can result in a violation of the Securities Act.

This information does not purport to be a complete description of these securities or the offering. Please refer to the offering memorandum for a complete description.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Note: A securities rating is not a recommendation to by, sell or hold securities and may be subject to revision or withdrawal at any time.

[1]

We expect to deliver the bonds against payment therefor in New York, New York on July 21, 2009, which will be the fifth scheduled business day following the date of this term sheet and of the pricing of the bonds. Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade bonds more than three business days prior to the Settlement Date will be required to specify alternative settlement arrangements to prevent a failed settlement.

ANNEX A

List of Separation Documents

1.	Separation Agreement, between Cardinal Health, Inc. and CareFusion Corporation, substantially in the form filed with the Commission as Exhibit 2.1 to Amendment No. 5 to the Company’s Registration Statement on Form 10 on July 7, 2009.

2.	Tax Matters Agreement, between Cardinal Health, Inc. and CareFusion Corporation, substantially in the form filed with the Commission as Exhibit 10.2 to Amendment No. 2 to the Company’s Registration Statement on Form 10 on May 14, 2009.

3.	Employee Matters Agreement, between Cardinal Health, Inc. and CareFusion Corporation, substantially in the form filed with the Commission as Exhibit 10.3 to Amendment No. 2 to the Company’s Registration Statement on Form 10 on May 14, 2009.

4.	Transition Services Agreement, between Cardinal Health, Inc. and CareFusion Corporation, substantially in the form filed with the Commission as Exhibit 10.2 to Amendment No. 4 to the Company’s Registration Statement on Form 10 on May 14, 2009.

5.	Master Intellectual Property License Agreement, between Cardinal Health, Inc. and CareFusion Corporation, to be drafted.

ANNEX B

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. Each Initial Purchaser represents and agrees that it has not offered or sold, and will not offer or sell, any Securities constituting part of its allotment within the United States except in accordance with Rule 903 of Regulation S or Rule 144A. Accordingly, neither it nor its affiliates or any persons acting on its or their behalf have engaged or will engage in any directed selling efforts with respect to the Securities. Terms used in this paragraph have the meanings given to them by Regulation S.

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of the Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

SCHEDULE IV

Company Supplemental Disclosure Documents

1. Electronic Roadshow dated July 14, 2009.

Exhibit A

FORM OF ESCROW AGREEMENT

ESCROW AGREEMENT

by and among

CAREFUSION CORPORATION,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Escrow Agent and Securities Intermediary

Dated as of July 21, 2009

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”), dated as of July [    ], 2009, is made by and among CAREFUSION CORPORATION, a Delaware corporation (the “Company”), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as trustee under the Indenture referred to below (“Trustee”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as escrow agent and securities intermediary (“Escrow Agent”).

RECITALS

A. The Notes. Pursuant to that certain indenture (the “Original Indenture”), dated as of July     , 2009, by and among the Company and the Trustee, as amended by the First Supplemental Indenture, dated as of July     , 2009 (the “First Supplemental Indenture,” and together with the Original Indenture, the “Indenture”), the Company has on the date hereof and concurrently with the execution of this Agreement issued $250 million in aggregate principal amount of its 4.125% notes due 2012 (the “2012 Notes”), $450 million in aggregate principal amount of its 5.125% notes due 2014 (the “2014 Notes”) and $700 million in aggregate principal amount of its 6.375% notes due 2019 (the “2019 Notes”, and together with the 2012 Notes and the 2014 Notes, the “Notes”). Simultaneously with the issuance of the Notes (the “Deposit Time”), the net proceeds from the sale of the Notes and additional cash as set forth herein shall be deposited into a segregated securities account with the Escrow Agent at its office in New York, New York, Account No.             , in the name of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee for the ratable benefit of the Holders of the Notes (the “Proceeds Account”). The Proceeds Account and all balances and investments from time to time therein (collectively, the “Account Funds”) shall be under the control of the Trustee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

B. Distribution. The Company intends to use the net proceeds of the Notes held in the Proceeds Account to pay a special distribution (the “Distribution”) to its parent, Cardinal Health, Inc. (“Cardinal Health”) in connection with the transfer by Cardinal Health to the Company of stock of certain entities holding certain assets, liabilities and operations of the clinical and medical products businesses (along with certain related miscellaneous assets and liabilities) (the “Contribution”) and the subsequent separation of the Company from Cardinal Health in the form of a distribution of at least 80% of the issued and outstanding common stock of the Company to the shareholders of Cardinal Health (the “Separation Transaction”). If the Separation Transaction is terminated or the Contribution otherwise does not occur prior to certain dates as specified in this Agreement, then the Notes must be redeemed at a redemption price equal to 101% of the offering price plus accrued interest to the redemption date.

C. Purpose. The parties hereto desire to set forth their agreement with regard to (1) the administration of the Proceeds Account, (2) the creation and perfection of a security interest in favor of the Trustee for the benefit of the Holders of the Notes in the Collateral (as defined herein), and (3) the conditions upon which Account Funds will be released from the Proceeds Account.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Security Interest.

1.1 Pledge and Assignment.

(a) At the Deposit Time, the Company shall deposit or cause to be deposited into the Proceeds Account (i) all of the proceeds from the sale of the Notes, net of all discounts and fees owed to Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the initial purchasers (collectively, the “Initial Purchasers”) under the Purchase Agreement, dated as of July 14, 2009 (the “Purchase Agreement”) and (ii) $             of additional cash. Concurrently with such deposit, the Company’s chief financial officer shall provide a certificate to the Trustee that the amount of such deposit is sufficient to make any payment that may be required under Section 3.3 hereof. The Escrow Agent shall have no duty to solicit the Account Funds.

(b) The Company hereby irrevocably pledges, assigns and sets over to the Trustee, and grants to the Trustee, for the ratable benefit of the Holders of the Notes, a first priority continuing security interest in all of the Company’s right, title and interest in and to all of the following (whether consisting of investment securities, book-entry securities or other securities, security entitlements, financial assets or other investment property, accounts, general intangibles, instruments or documents, securities accounts, deposit accounts or other bank, trust or cash collateral accounts, or other property, assets or rights), whether now owned or existing or hereafter acquired or created (collectively, the “Collateral”):

(i) this Agreement, the Proceeds Account and the Account Funds;

(ii) all funds, letters of credit, depository receipts, investment securities, book-entry securities or other securities, security entitlements, financial assets or other investment property from time to time held or deposited in, or credited to, the Proceeds Account and all securities entitlements in respect thereof, including, without limitation, the Account Funds and all certificates and instruments, if any, from time to time, representing or evidencing the Proceeds Account or the Account Funds;

(iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and

(iv) to the extent not otherwise included, all Proceeds (as such term is defined in the Uniform Commercial Code as in effect in the State of New York (the “Code”) in respect of the foregoing.

(c) Except as expressly permitted by this Agreement, the Company shall have no right to remove or withdraw from the Proceeds Account or the Account Funds any financial asset, cash or other property now or hereafter credited to the Proceeds Account or the Account Funds. If at any time the Escrow Agent shall receive any entitlement order from the Trustee (including, without limitation, any order directing the sale, transfer or redemption of any financial asset credited to the Proceeds Account), the Escrow Agent shall comply with such entitlement order, without further consent of the Company or any other Person. Notwithstanding anything to the contrary contained herein, if at any time the Escrow Agent shall receive conflicting entitlement orders from the Trustee and the Company, the Escrow Agent shall follow the entitlement orders and instructions of the Trustee and not the Company.

(d) For so long as the foregoing pledge, assignment and security interest remains in effect, the Escrow Agent hereby waives any right of setoff, banker’s lien, deduction, counterclaim, defense, recoupment or similar lien that it, in its individual capacity, may have with respect to any or all of the Collateral.

1.2 Secured Obligations. This Agreement secures the due and punctual payment and performance of all obligations and indebtedness of the Company, whether now or hereafter existing, owing to the Holders of the Notes including, without limitation, interest accrued thereon after the commencement of a bankruptcy, reorganization or similar proceeding involving the Company to the extent permitted by applicable law, whether or not an allowed claim (collectively, the “Secured Obligations”).

1.3 Delivery of Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be held by or on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Trustee, all in form and substance sufficient to perfect the Trustee’s security interest in such Collateral or shall be credited to the Proceeds Account, which shall be a securities account maintained in accordance with Section 1.3(b) hereof. The Company shall cause all such Collateral to or containing any Collateral to be registered or held in the name of the Trustee, for the ratable benefit of the Holders of the Notes, or such of its nominees as the Trustee shall direct and the Company shall approve (which approval shall not be unreasonably withheld). In addition, the Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

(a) The Escrow Agent shall establish and maintain the Proceeds Account on its books as an account segregated from all other custodial or collateral accounts at its office in New York, New York.

(b) The Proceeds Account is and shall be maintained as a “securities account” within the meaning of Article 8 of the UCC. The Escrow Agent agrees that it is acting as a “securities intermediary” with respect to the Collateral. The Escrow Agent shall treat all property (whether investment property, financial asset, security, instrument, cash or otherwise) credited to the Proceeds Account as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC, as in effect on the date hereof and as “financial assets” under Section 8-501(a) of the UCC, as in effect on the date hereof. Subject to the other terms and conditions of this Agreement, all funds or other property accepted by the Escrow Agent pursuant to this Agreement shall be promptly credited to the Proceeds Account (or the Escrow Agent will indicate by book-entry that the property has been credited to the Proceeds Account) and held in the Proceeds Account for the benefit of the Trustee and for ratable benefit of the Holders of the Notes. All proceeds of the Account Funds shall remain credited to the Proceeds Account until withdrawn in accordance with this Agreement.

(c) All Collateral shall be retained in the Proceeds Account pending disbursement pursuant to the terms hereof. All proceeds of, interest earned on, and other dividends, distributions or amounts paid with respect to, any Collateral shall be credited to and retained in the Proceeds Account, and the Escrow Agent shall invest and reinvest the same in accordance with Section 2.1 hereof. In all events, any monies or property so invested or reinvested and any securities, investment property and financial assets acquired thereby shall be (i) held as Collateral in the Proceeds Account, (ii) subject in all respects to the security interest created hereby and (iii) otherwise subject to the terms hereof.

(d) No financial asset credited to the Proceeds Account will be registered in the name of the Company, payable to the order of the Company or specially endorsed to the Company unless such financial asset has been further endorsed to the Escrow Agent or in blank.

1.4 Further Assurances. Prior to, contemporaneously herewith, and at any time and from time to time hereafter, the Company shall, at its sole expense, execute and deliver to the Trustee such other instruments and documents, and take all further action as the Trustee deems necessary or as the Trustee may reasonably request to confirm, perfect or maintain the perfection and priority of the security interest of the Trustee granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and the Company shall take all necessary action to preserve and protect the security interest created hereby as a first priority, perfected Lien and encumbrance upon the Collateral.

1.5 Maintaining the Proceeds Account. So long as this Agreement is in full force and effect:

(a) The Company shall establish and maintain the Proceeds Account with the Escrow Agent in accordance with this Agreement, and the Proceeds Account shall at all times remain under the exclusive dominion and control of the Trustee;

(b) It shall be a term and condition of the Proceeds Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Proceeds Account, that the Account Funds shall only be used as provided in Article 3 below;

(c) The Escrow Agent shall maintain the Proceeds Account and all securities entitlements and other positions carried in the Proceeds Account solely in its capacity as Escrow Agent and shall not assert any claim to or interest in the Proceeds Account or any such securities entitlement or other positions except in such capacity; and

(d) The Escrow Agent shall maintain a record of all securities, instruments, checks and other remittance items received in the Proceeds Account.

1.6 Transfer and Other Liens. The Company agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest granted to the Trustee pursuant to this Agreement or in connection with the Indenture. The Trustee agrees that it shall not cause or permit the Proceeds Account or any Account Funds to become subject to any Lien created or arising through the Trustee, except for the security interest granted to the Trustee pursuant to this Agreement or in connection with the Indenture and non-consensual liens arising by operation of law. The Company shall pay the fees and expenses of the Escrow Agent as provided in Section 5.3 below, and the Escrow Agent shall have no right to lien, or attach the funds held in, the Proceeds Account for any fees, expenses, costs or other amounts that may be due to the Escrow Agent.

1.7 Attorneys-in-Fact. The Company hereby irrevocably appoints each of the Trustee and the Escrow Agent as its attorney-in-fact, coupled with an interest, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Trustee’s or the Escrow Agent’s reasonable discretion but without any obligation to take any action and to execute any instrument which is necessary or advisable or which the Trustee or the Escrow Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, and the expenses (including, without limitation, reasonable legal fees and expenses) of the Trustee and the Escrow Agent incurred in connection therewith shall be payable by the Company and shall be deemed Secured Obligations hereunder.

1.8 Trustee May Perform. Without limiting the authority granted under Section 1.7 hereof and except with respect to the failure of the Company to deliver investment instructions, which shall be governed by Section 2.1 hereof, if the Company fails to perform any agreement contained herein, the Trustee or the Escrow Agent may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Trustee or the Escrow Agent incurred in connection therewith shall be payable by the Company and shall be deemed Secured Obligations hereunder.

1.9 Agreements with Respect to the Proceeds Account. The Escrow Agent and the Company confirm that other than standard agreements relating to setting up the Proceeds Account, there are no other agreements between them other than this Agreement relating to the Proceeds Account. In the event of a conflict between any such other agreement and this Agreement, this Agreement shall control. The Escrow Agent confirms that it has not received notice of any claim with respect to the Proceeds Account or the Account Funds other than the claim of the Trustee and the Holders of the Notes.

2.	Investment and Liquidation of Account Funds. Account Funds shall be invested and reinvested by the Escrow Agent on the following terms and conditions:

2.1 Required Investments. As soon as practicable upon deposit of the Account Funds, the Escrow Agent shall invest, at the specific written direction of the Company, all amounts on deposit in the Proceeds Account in readily accessible, unrestricted money market funds that are solely invested in Government Securities. Account Funds held by the Escrow Agent in the Proceeds Account shall, at the written direction of the Company, be invested and reinvested by the Escrow Agent prior to the occurrence of a Special Mandatory Redemption Event (as defined below) or an Event of Default under the Indenture; provided, however, that the Company’s directions shall be limited to investments or reinvestments in readily accessible, unrestricted money market funds that are solely invested in Government Securities. The Escrow Agent hereby agrees that any investments made in accordance with this Article 2 shall be permitted under this Agreement provided that the Trustee shall at all times have control (as such term is defined in Section 8-106 of the UCC) over such investments. The Escrow Agent shall have no obligation to invest or reinvest the Account Funds if deposited with the Escrow Agent after 11:00 a.m. (New York Time) on such day of deposit. Instructions received after 11:00 a.m. (New York Time) will be treated as if received on the following business day. Any interest or other income received on such investment and reinvestment of the Proceeds Account shall become part of the Proceeds Account and any losses incurred on such investment and reinvestment of the Proceeds Account shall be debited against the Proceeds Account. If a selection is not made and a written direction not given to the Escrow Agent, the Account Funds shall remain uninvested with no liability for interest therein. It is agreed and understood that the entity serving as Escrow Agent may earn fees associated with the investments outlined above in accordance with the terms of such investments. In no event shall the Escrow Agent be deemed an investment manager or adviser in respect of any selection of investments hereunder. It is understood and agreed that the Escrow Agent or its affiliates are permitted to receive additional compensation that could be deemed to be in the Escrow Agent’s economic self-interest for (1) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the investments, (2) using affiliates to effect transactions in certain investments and (3) effecting transactions in investments.

2.2 Interest. All interest and other amounts earned on the Account Funds shall be reinvested in accordance with the terms hereof and will be subject to the security interest granted hereunder to the Trustee and to no other Liens.

2.3 Limitation of Trustee’s and Escrow Agent’s Liability. In no event shall the Trustee or the Escrow Agent have any liability to the Company or any other Person for (a) investing (including reinvestment and liquidation) the funds from time to time in the Proceeds Account in accordance with the provisions of this Article 2, regardless of whether greater income or a higher yield could have been obtained had the Escrow Agent invested such funds in other money market funds, except for liability arising out of the gross negligence or willful misconduct of the Trustee or the Escrow Agent or (b) not complying with any direction of the Company with respect to the investment or reinvestment of funds in the Proceeds Account to the extent that any such direction is inconsistent with this Article 2.

2.4 Monthly Statements. The Escrow Agent shall provide to the Company monthly statements identifying transactions, transfers or holdings of Proceeds Account and each such statement shall be deemed to be correct and final upon receipt thereof by the Company unless the Escrow Agent is notified in writing, by the Company, to the contrary within thirty (30) business days of the date of such statement.

3.	Disposition of Collateral Upon Certain Events.

3.1 Release of Account Funds for the Distribution. Subject to Section 3.2 below, at the sole expense of the Company, and concurrently with, and conditioned upon, the Escrow Agent’s and the Trustee’s receipt of a certificate from the chief financial officer and secretary of the Company substantially in the form of Exhibit A hereto (the “Release Certificate”) (a) the Escrow Agent shall transfer the funds on deposit in the Proceeds Account in immediately available funds in accordance with the transfer instructions contained in such Release Certificate; (b) the Trustee and the Escrow Agent shall deliver to the Company a release of security interest with respect to the Collateral as of the Contribution Date (as defined below), in the form of Exhibit B hereto, duly executed by the Trustee and the Escrow Agent, and the Trustee and the Escrow Agent shall take all further actions, if any, that are reasonably requested and deemed necessary by the Company to terminate the Trustee’s security interest in the Collateral as of (i) in the case of Section 3.2 (a) below, the date of the Contribution (the “Contribution Date”) or (ii) in the case of Section 3.2(b) below, the Special Redemption Date (as defined in Section 3.3), and, on such date, all funds transferred by the Escrow Agent in accordance with the provisions of this Section 3.1 shall automatically be deemed to be free and clear of the Trustee’s security interest provided herein; and (c) the Escrow Agent shall release to the Company all funds remaining in the Proceeds Account, if any, after complying with the transfer instructions in the Release Certificate. Notwithstanding the above, the delivery of the Release Certificate shall be deemed to occur concurrently with the release of funds in accordance with this Section 3.1. The Company covenants and agrees not to deliver a Release Certificate unless the conditions set forth in Section 3.2 below have been satisfied. The Escrow Agent and the Trustee may conclusively rely on the Release Certificate.

3.2 Conditions to Release. The funds on deposit in the Proceeds Account shall be released in accordance with Section 3.1 (i) in the case of Section 3.2(a) below, immediately following the consummation of the Contribution or (ii) in the case of Section 3.2(b) below, the date of the Abandonment Announcement if no Event of Default has occurred and is continuing under the Indenture and one of the following conditions have been met (based solely on the Release Certificate confirming that such conditions have been satisfied):

(a) the Contribution shall have been consummated substantially in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and the funds on deposit in the Proceeds Account will be applied to make the Distribution; or

(b) the making by Cardinal Health of a public announcement (an “Abandonment Announcement”) that it has determined to abandon the Separation prior to 2:00 p.m. (New York City time) on November 1, 2009 (the “Redemption Trigger Date”).

3.3 Special Mandatory Redemption. If (i) the Escrow Agent receives on or prior to the Redemption Trigger Date the Release Certificate certifying that Cardinal Health has made an Abandonment Announcement prior to the Redemption Trigger Date or (ii) the Escrow Agent has not received, on or prior to the Redemption Trigger Date the Release Certificate certifying as to the matters listed in Section 3.2(a) or Section 3.2(b) (each, a “Special Mandatory Redemption Event”), then the Escrow Agent shall promptly notify the Trustee in writing and the Trustee, on the next business day, shall on behalf of the Company send a Redemption Notice (as defined below) to each Holder notifying such Holders that all of the outstanding Notes shall be redeemed on the day which is five business days from the earlier of the date of the Abandonment Announcement and the Redemption Trigger Date (the “Special Redemption Date”). The Trustee will instruct the Escrow Agent to, and in accordance with such instruction the Escrow Agent shall, release the Account Funds to the paying agent for the Notes solely to redeem the Notes on the Special Redemption Date at a redemption price equal to 101% of the offering price of the

Notes plus accrued and unpaid interest to the redemption date (the “Redemption Payment”). The Trustee shall mail or cause to be mailed on the Business Day following the Special Mandatory Redemption Event, by first class mail, a notice of redemption (the “Redemption Notice”), to be prepared by the Company, to each holder of Notes at such holder’s registered address appearing in the Security Register which notice shall state:

(a) the Special Redemption Date and the Redemption Payment;

(b) the name and address of the Paying Agent;

(c) that the Notes must be surrendered to the Paying Agent to collect the redemption price;

(d) that, unless the Company defaults in making such Redemption Payment, interest on the Notes ceases to accrue on and after the Special Redemption Date; and

(e) that no representation is made as to the correctness of the CUSIP and/or ISIN numbers, if any, listed in such notice or printed on the Notes.

After the Redemption Payment has been paid in full, any excess proceeds shall be transferred to the Company.

3.4 Payment of Redemption Payment. The Redemption Payment will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. (New York time) on the Redemption Date money in immediately available funds and sufficient to pay the Redemption Payment. If the Redemption Date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

3.5 Remedies Upon Default. If any Event of Default shall have occurred and be continuing under the Indenture:

(a) The Trustee may, but shall not be obligated to, without notice to the Company except as required by law and at any time or from time to time, direct the Escrow Agent to draw upon any letters of credit, liquidate any Government Securities and transfer all funds in the Proceeds Account to the Paying Agent to apply such funds in accordance with Section 4.4 of the Indenture, and subject to the terms of this Agreement, for the benefit of the Holders of the Notes.

(b) The Escrow Agent and/or the Trustee may also exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sales, at any of the Trustee’s or the Escrow Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by applicable law, at least ten days’ notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee and the Escrow Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee or the Escrow Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Any cash held by the Escrow Agent as Collateral and all net cash proceeds received by the Trustee or the Escrow Agent in respect of any sale or liquidation of, collection from, or other realization upon, all or any part of the Collateral may, in the sole discretion of the Trustee, be held by the Trustee or the Escrow Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any costs and expenses incurred in connection with any sale, liquidation or disposition of or realization upon the Collateral, including reasonable attorney’s fees and expenses, and the payment of any amounts payable to the Trustee or the Escrow Agent) in whole or in part by the Trustee or the Escrow Agent for the ratable benefit of the Holders of the Notes against, all or any part of the Secured Obligations in such order as the Trustee shall elect. Any surplus of such cash or cash proceeds held by the Trustee or the Escrow Agent and remaining after payment in full of all the Secured Obligations and the reasonable out-of-pocket costs and expenses incurred by and amounts payable to the Trustee or the Escrow Agent hereunder or under the Indenture shall be paid over to the Company or as a court of competent jurisdiction shall direct in writing.

4.	Representations and Warranties.

4.1 Representation and Warranties of the Company. The Company hereby represents and warrants that:

(a) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b) This Agreement has been duly and validly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Trustee and the Escrow Agent) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforceability is considered in a proceeding at law or in equity), and except that rights to indemnification and contribution thereunder may be limited by public policy relating thereto.

(c) The execution, delivery and performance of this Agreement by the Company will not conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance (except as contemplated by this Agreement) upon any property or assets of the Company pursuant to, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement, license or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

(d) Except as has been granted and is in full force and effect, no consent, approval, authorization or order of, or filing, registration or qualification with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, other than filings of Code financing statements.

(e) There are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject which would reasonably be expected to have a material adverse effect on the operations, management, financial position, results of operations or business of the Company, and to the Company’s knowledge, no such proceedings have been threatened by governmental authorities or others.

(f) The Company has not taken, and will not take, any action that might cause the pledge of the Collateral pursuant to this Agreement to violate Section 7 of the Exchange Act, or any rule or regulation thereunder, including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

(g) Upon the delivery to the Escrow Agent of the initial deposit in the Proceeds Account and (as to this Agreement) the filing of a Uniform Commercial Code financing statement with the Secretary of State of the State of Delaware, the Trustee will have a valid, duly perfected first priority security interest in the Collateral as security for the payment and performance of the Secured Obligations for the benefit of the Trustee and the Holders of the Notes, and enforceable as such against all creditors of the Company and any Persons purporting to purchase any of the Collateral from the Company. The actions, recordings and filings described in the immediately preceding sentence are the only actions, recordings and filings necessary to perfect the rights of the Trustee in all of the Collateral.

(h) All information set forth herein relating to the Collateral is accurate and complete in all material respects.

4.2 Indemnity. The Company shall indemnify and hold harmless the Trustee, the Escrow Agent and their respective directors, officers, agents and employees, from and against any and all claims, actions, obligations, damages, losses, liabilities and expenses, including, without limitation, defense costs, investigative fees and costs, reasonable legal fees and claims for damages incurred in any action or proceeding between the parties hereto or in disputes with third parties or otherwise, arising from or in connection with the Trustee’s and/or the Escrow Agent’s acceptance of, or performance under, this Agreement, except to the extent that such liability, expense or claim is directly attributable to the gross negligence or willful misconduct of the Trustee or the Escrow Agent.

4.3 Termination. This Agreement shall automatically terminate upon the first to occur of (a) the release of all of the Collateral pursuant to Section 3.1 hereof or (b) payment and performance in full in immediately available funds of the Secured Obligations. The provisions of Section 4.2, Section 5.1, Section 5.3 and Article 6 hereof shall survive any termination or discharge or satisfaction of this Agreement as well as the resignation or removal of the Trustee or the Escrow Agent.

5.	Escrow Agent.

5.1 Limitation of the Escrow Agent’s Liability; Responsibilities of the Escrow Agent.

(a) Except as otherwise provided herein, the Escrow Agent’s responsibility and liability under this Agreement shall be limited as follows: (i) the Escrow Agent does not represent, warrant or guaranty to the Trustee or the Holders of the Notes from time to time the performance of the Company; (ii) the Company shall remain solely responsible for all aspects of its business and conduct; and (iii) the Escrow Agent is not obligated to supervise, inspect or inform the Company or any third party of any matter referred to in this Section 5.1(a). In no event shall the Escrow Agent be liable for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Company or any entity acting on behalf of the Company properly delivered in accordance with the terms hereof.

(b) No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any funds held by it hereunder, including without any limitation any liability for any delay not resulting from its bad faith, gross negligence or willful misconduct in such investment, reinvestment or liquidation, any fees, costs, loss of principal or income incident to any such delay.

(c) The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

(d) No provision of this Agreement shall require the Escrow Agent to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

(e) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, or any act of God or war).

(f) The Escrow Agent may act through its agent and shall only be responsible for the willful misconduct or gross negligence of any agent.

(g) The Escrow Agent may consult with counsel of its own selection and the advice of such counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(h) The Escrow Agent shall be entitled to conclusively rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in conclusive reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. All instructions given to the Escrow Agent shall be in writing.

5.2 Substitution of the Escrow Agent. The Escrow Agent may resign by giving no less than 30 Business Days’ prior written notice to the Company and the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all Collateral maintained by the Escrow Agent hereunder and copies of any books, records, plans and other documents in the Escrow Agent’s possession relating to such Collateral or this Agreement to a successor agent approved by the Company (which approval shall not be unreasonably withheld or delayed) and (ii) the Company, the Trustee and such successor agent entering into this Agreement or any written successor agreement no less favorable to the interests of the Holders of the Notes and the Trustee than this Agreement and the taking of such other steps as may be necessary to give the successor agent a first priority perfected security interest in the Proceeds Account and the other Collateral, and the Escrow Agent shall thereupon be discharged of any obligations arising under this Agreement after the effective date of such resignation. If the Company is unable to agree upon a successor agent within ten (10) days after such notice, the Escrow Agent may, in its sole discretion, apply to a court of competent jurisdiction for the appointment of a successor agent. The costs and expenses (including its attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by the Company.

5.3 Expenses. The Company will upon demand pay to the Escrow Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents retained by the Escrow Agent that the Escrow Agent may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Trustee and the Holders of the Notes hereunder or (c) the failure by the Company to perform or observe any of the provisions hereof.

6.	Miscellaneous.

6.1 Waiver. The parties hereto may specifically waive any breach of this Agreement by the other parties, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party, and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

6.2 Invalidity. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties’ intent.

6.3 Assignment. This Agreement shall inure to and be binding upon the parties and their respective successors and permitted assigns; provided, however, that the Company may not assign its rights or obligations hereunder without the express prior written consent of the Trustee. Any such purported assignment in violation of this Section 6.3 shall be null and void.

6.4 Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York, without regard to the principles of choice of law thereof (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law). Regardless of any provision in any other agreement, New York shall be the “securities intermediary’s jurisdiction” for purposes of Section 9-305 and Section 8-110 of the Code.

6.5 Entire Agreement; Amendments. This Agreement and the Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments with respect thereto, whether oral or written; provided, however, that this Agreement is executed and accepted by the Trustee and the Escrow Agent subject to all terms and conditions of the Trustee’s acceptance of the trust under the Indenture, as fully as if said terms and conditions were set forth at length herein. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties. The Trustee and the Escrow Agent may execute an amendment to this Agreement only if the requisite consent of the Holders of the Notes required by Section 9.02 of the Indenture has been obtained, unless no such consent is required by such Section 9.01 of the Indenture.

6.6 Notices. All notices, requests, instructions, orders and other communications required or permitted to be given or made under this Agreement to a party hereto shall be delivered in writing by hand delivery or overnight delivery, or shall be delivered by facsimile or telephonically with confirmation in writing not more than twenty-four hours following such facsimile or telephonic notice. A notice given in accordance with the preceding sentence shall be deemed to have been duly given upon the sending thereof, except for notice to the Trustee or the Escrow Agent, which shall be deemed given only when received. Notices should be addressed as follows:

To the Company:

CareFusion Corporation

3750 Torrey View Court,

San Diego, California 92130

Attention: Joan Stafslien

Facsimile: (858) 617-2300

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Rod Miller, Esq.

Facsimile: (212) 310-8007

To Trustee:

Deutsche Bank Trust Company Americas

60 Wall Street, 27th Floor, Mail Stop NYC60-2710

New York, NY 10005

Attention: Manager Corporates Team – CareFusion Corporation

Facsimile number: (732) 578-4593

With a copy to:

Deutsche Bank National Trust Company

25 DeForest Avenue

Second Floor, MS SUM01-0105

Summit, NJ 07901

Fax: 732-578-4635

Attention: Manager Corporates Team – CareFusion Corporation

To the Escrow Agent:

Deutsche Bank Trust Company Americas

60 Wall Street, 27th Floor, Mail Stop NYC60-2710

New York, NY 10005

Attention: Manager Corporates Team – CareFusion Corporation

Facsimile number: (732) 578-4593

With a copy to:

Deutsche Bank National Trust Company

25 DeForest Avenue

Second Floor, MS SUM01-0105

Summit, NJ 07901

Fax: 732-578-4635

Attention: Manager Corporates Team – CareFusion Corporation

or at such other address, facsimile number or phone number as the specified entity most recently may have designated in writing in accordance with this Section 6.6 to the other parties.

6.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

6.8 Trustee. In connection with the appointment and in acting hereunder, the Trustee, in its capacity as Trustee, is entitled to all rights, privileges, benefits, immunities, protection and indemnities provided to it under the Indenture.

6.9 U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act the Escrow Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with Deutsche Bank Trust Company Americas. The parties to this Agreement agree that they will provide the Escrow Agent with such information as it may request in order for the Escrow Agent to satisfy the requirements of the USA Patriot Act.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day first written above.

THE COMPANY:

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

ESCROW AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

OBLIGOR:

Name of Signer	Title	Specimen Signature

I hereby certify that the above signatures are the genuine signatures of duly elected or appointed officers and officials of this corporation and that they have qualified and are acting as such.

Date:	By:

EXHIBIT A

[Form of Release Certificate]

CAREFUSION CORPORATION

Date:

The undersigned, Edward Borkowski and Joan Stafslien, in his or her capacity as chief financial officer and secretary, respectively, hereby certifies to Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and Deutsche Bank Trust Company Americas, as escrow agent and securities intermediary (the “Escrow Agent”), pursuant to Section 3.1 of the Escrow Agreement (the “Escrow Agreement”), dated as of July [    ], 2009, by and among CareFusion Corporation (the “Company”), the Trustee and the Escrow Agent, that (capitalized terms used herein and not defined shall have the meaning set forth in the Escrow Agreement):

(1) No Event of Default has occurred and is continuing under the Indenture.

(2) [The Contribution has been consummated substantially in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and the funds on deposit in the Proceeds Account will be applied to make the Distribution.] [Cardinal Health, Inc. has made a public announcement that it has determined to abandon the Separation as of [            ] [a.m.][p.m.] (New York City time) on [            ], 2009.

The Company hereby requests the Escrow Agent to transfer the funds on deposit in the Proceeds Account, on [            ], 2009, in immediately available funds as follows:

Payee	Amount to be Transferred	Wire Instructions

The Company hereby requests the Trustee and the Escrow Agent to terminate and release the Trustee’s security interest in the Collateral in accordance with Section 3.1 of the Escrow Agreement.

CAREFUSION CORPORATION

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT B

[Form of Release of Security Interest]

Deutsche Bank Trust Company Americas

[ADDRESS]

Date:

CareFusion Corporation

3750 Torrey View Court,

San Diego, California 92130

Attention:

Facsimile:

Re: Release of Security Interest

Ladies and Gentlemen:

Reference is hereby made to that certain Escrow Agreement dated as of July [    ], 2009, by and among CareFusion Corporation (the “Company”), Deutsche Bank Trust Company Americas, as Trustee, and Deutsche Bank Trust Company Americas, as Escrow Agent.

By its signature below, and in reliance on the Release Certificate of the Company dated as of the date hereof, each of the Escrow Agent and the Trustee hereby terminates and releases the Trustee’s security interest in the Collateral.

This Release of Security Interest may be executed in one or more counterparts (including by facsimile), each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

Very truly yours,

Deutsche Bank Trust Company Americas, as Trustee

By:
Name:
Title:

Deutsche Bank Trust Company Americas, as Escrow Agent

By:
Name:
Title:

Exhibit B

FORM OF OPINION TO BE DELIVERED BY WEIL, GOTSHAL & MANGES LLP

1. The Company has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Agreement has been duly and validly executed and delivered by the Company.

2. The Company has all requisite corporate power and authority to execute and deliver the Notes. The execution, delivery of the Notes by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Notes have been duly and validly executed and delivered by the Company and, when delivered to and paid for by the Initial Purchasers as contemplated by the Purchase Agreement (assuming the due authentication thereof by the Trustee), will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject to, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

3. The Company has all requisite corporate power and authority to execute and deliver the Indenture and to perform its obligations thereunder. The execution, delivery and performance of the Indenture by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Indenture has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

4. The Company has all requisite corporate power and authority to execute and deliver the Registration Rights Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Registration Rights Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Registration Rights Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Representatives) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

B-1

5. The Company has all requisite corporate power and authority to execute and deliver the Escrow Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Escrow Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Escrow Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Escrow Agent and the Trustee) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

6. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Agreement, the consummation by the Company of the transactions contemplated thereby or the performance by the Company of its obligations thereunder, except for federal and state securities or blue sky laws, as to which we express no opinion in this paragraph.

7. The execution and delivery by the Company of the Notes, the Indenture, the Registration Rights Agreement, the Escrow Agreement and the Agreement and performance of its obligations thereunder will not conflict with, constitute a default under, or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of the contracts listed on Schedule A, (iii) New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion in this paragraph), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which we are aware.

8. The statements set forth in the Time of Sale Information and the Final Offering Memorandum under the captions “Description of the Notes” and “Exchange Offer; Registration Rights,” insofar as they purport to constitute a summary of the terms of the Notes and the Indenture, are accurate in all material respects and under the caption “Description of Credit Facilities” insofar as it purports to describe the provisions of the documents referred to therein are accurate in all material respects.

9. The statements in the Time of Sale Information and the Final Offering Memorandum under the caption “Certain U.S. Federal Income Tax Consequences,” insofar as they constitute statements of U.S. federal income tax law or legal conclusions with respect thereto, constitute, and subject to the limitations set forth therein, fairly summarize the matters referred to therein in all material respects.

10. The Company is not, nor immediately after the sale of the Notes and the application of the proceeds from such sale (as described in the Time of Sale Information and the Final Offering Memorandum under the caption “Use of Proceeds”) will be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

11. Assuming (i) the representations of the Initial Purchasers and the Company contained in the Purchase Agreement are true, correct and complete, (ii) compliance by the Initial Purchasers and the Company with their respective covenants set forth in the Purchase Agreement, (iii) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Notes and (iv) that purchasers to whom the Initial Purchasers initially resell the Notes receive a copy of the Offering Memorandum prior to such sale or a preliminary offering memorandum containing a section captioned “Transfer Restrictions” that is substantially similar to the section captioned “Transfer Restrictions” in the Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers pursuant to the Purchase Agreement or the offer and resales of the Notes by the Initial Purchasers, in the manner contemplated by the Purchase Agreement and described in the Offering Memorandum, to register the Notes under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

FORM OF NEGATIVE ASSURANCE LETTER TO BE DELIVERED BY WEIL, GOTSHAL

& MANGES LLP

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention which cause us to believe that (i) the Pricing Disclosure Package, as of the Time of Sale, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) the Offering Memorandum, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit C

FORM OF OPINIONS TO BE DELIVERED BY CAREFUSION IN-HOUSE COUNSEL

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted as described in the Time of Sale Information and the Final Offering Memorandum.

2. To the best of my knowledge, there are (i) no legal or governmental proceedings pending or threatened that would need to be described in the Time of Sale Information or the Final Offering Memorandum and (ii) no contract or document that would need to be described in the Time of Sale Information or the Final Offering Memorandum, if, for both clauses (i) and (ii) above, the Time of Sale Information or the Final Offering Memorandum were a prospectus included in a registration statement under the Act.

3. The execution and delivery by the Company of the Notes, the Indenture, the Registration Rights Agreement, the Escrow Agreement and this Agreement and performance of its obligations thereunder will not conflict with, constitute a default under, or violate (i) any of the terms conditions or provisions of the certificate of incorporation or bylaws of the Company, (ii) the terms of any of the agreements listed on Schedule A hereto, (iii) California, Delaware or federal law or regulation (other than federal and state securities or blue sky laws, as to which I express no opinion in this paragraph), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which I am aware.

4. The Exchange Securities (as defined in the Registration Rights Agreement) have been duly authorized by the Company.

5. Except for permits and similar authorizations required under the securities or Blue Sky laws of certain jurisdictions (as to which I express no opinion), no consent, approval, authorization or other order of any regulatory body, administrative agency or other governmental body of the State of Delaware or the State of California is legally required for the valid issuance and sale of the Notes to the Initial Purchasers in the manner contemplated by the Agreement.

6. The statements in the Time of Sale Information and the Final Offering Memorandum under the heading “Business – Legal Proceedings – FDA Consent Decree” (the “Regulatory Statements”), insofar as such Regulatory Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

Based upon my participation in the preparation of the Time of Sale Information and the Final Offering Memorandum and upon my review and discussion of the contents thereof, nothing has come to my attention that would lead me to believe that the Time of Sale Information at the Time of Sale (which I assume to be the date of the Agreement) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Final Offering Memorandum, as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they

C-1

were made, not misleading. In making the statements in the immediately proceedings sentence, I am not expressing any opinion on the financial statements or financial exhibits and other financial data included therein or omitted therefrom and I am not responsible for the adequacy or accuracy of the derivation or compilation from the Company’s accounting records of the financial data included in the Time of Sale Information or the Final Offering Memorandum.

C-2

Exhibit D

[Letterhead of Cardinal Health, Inc.]

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

UBS Securities LLC

As Representatives of the

several Initial Purchasers

listed in Schedule 1 hereto

July 14, 2009

Ladies and Gentleman:

CareFusion Corporation (the “Company”) and the Representatives, on behalf of the initial purchasers thereunder (the “Initial Purchasers”) are parties to the Purchase Agreement dated the date hereof (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $250 million aggregate principal amount of the Company’s 4.125% Notes due 2012 (the “2012 Notes”), $450 million aggregate principal amount of the Company’s 5.125% Notes due 2014 (the “2014 Notes”) and $700 million aggregate principal amount of the Company’s 6.375% Notes due 2019 (the “2019 Notes” and, together with the 2012 Notes and the 2014 Notes, the “Securities”). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

As an inducement to the Initial Purchasers to enter into the Purchase Agreement, Cardinal Health, Inc. (“Cardinal Health”) has agreed to enter into this letter agreement. This letter agreement shall automatically terminate and Cardinal Health shall cease to have any further obligation hereunder upon consummation of the Separation Transaction and release of the funds held in the Escrow Account to the Company.

Cardinal Health hereby irrevocably and unconditionally guarantees to each of the Initial Purchasers, as a primary obligor and not merely as a surety, the compliance by the Company with its obligations, including without limitation, the due and punctual payment in full of all indemnification, contribution, reimbursement and other payment obligations of the Company under the Purchase Agreement pursuant to the indemnification and contribution provisions contained in Section 9 therein and the expense reimbursement provisions contained in Section 7 therein.

Cardinal Health agrees that this is a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Initial Purchasers to the Company or any balance of any deposit account or credit on the books of any Initial Purchaser in favor of the Company or any other person.

No amendment or waiver of any provision of this letter agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

D-1

The terms and conditions of this letter agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this letter agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this letter agreement, except as expressly provided in this letter agreement.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

This letter agreement may be signed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. If any provision of this letter agreement, including any phrase, sentence or clause, is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. This letter agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof. Any and all other prior written or oral agreements existing between the parties hereto regarding such subject matter are expressly canceled.

D-2

Very truly yours,

Cardinal Health, Inc.

By:
Name:
Title:

D-3